EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Rivulet Entertainment, Inc. (the “Company”) for the year ended June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Walter Geldenhuys, as the Company’s Principal Accounting Officer and Principal Executive Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 15, 2025	By:	/s/ Walter Geldenhuys
Walter Geldenhuys
President and Chief Executive Officer